SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

DWS Core Plus Income Fund

The following information replaces similar disclosure contained under the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of the fund’s prospectus.

The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non‐investment grade securities (junk bonds) of US and foreign issuers, including securities in default. Compared to investment‐grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies.

The following information replaces similar disclosure contained under the “MAIN RISKS” section within the “FUND DETAILS” section of the fund’s prospectus.

Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower‐rated securities.

Because the issuers of high‐yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment‐grade debt securities. High‐yield debt securities are considered speculative, and credit risk for high‐yield securities is greater than for higher‐rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund’s ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.

For securities that rely on third‐party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high‐risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Please Retain This Supplement for Future Reference

July 14, 2014
PROSTKR-409